Exhibit 10.8

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM

Process and Utility Tie-Ins Studies and Associated Scopes (138 kV Pricing, Transfer Line, Connections for Future LNG Truck Loading Facility)

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00017 DATE OF CHANGE ORDER: May 24, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.	Per Article 6.1.B of the Agreement, Parties agree Contractor will engineer, procure and construct to facilitate future expansion for the following scopes of work:

a.	Condensate Storage Tank Connections — a 3” T-connection and associated valves and drain.

b.	Refrigerant Storage System updates are listed below:

i.
6” T-connection and associated valves and drains added to the suction of the Stage 1 Propane Make-up Pump and a 4” T-connection and associated valves and drains added to the liquid propane return line from Trains in Stage 1.

ii.	Three 4” T-connections and associated valves and drains added to the ethylene make-up/de-inventory line in Stage 1

iii.	Utility connections in Stage 1 for future Stage 3 pump (Propane Makeup and Ethylene Re-Inventory Pumps) are listed below:

▪	Two 2” blowdown connections with associated valves and drains

▪	Four 2" dry flare connections with associated valves and drains

▪	Two 2" nitrogen connections with associated valves and drains

c.	Amine Storage System — Three 6” T-connections and associated valves and drains.

d.	Firewater — 18” T-connection and isolation valve added to the Stage 1 firewater pumps header and modifications to three (3) pipe racks and foundations to accommodate the future 18” line.

e.	Plant Air — 8” T-connection and associated valve and drain added to the Stage 1 plant air header.

f.	Details of these studies are depicted in Exhibit A of this Change Order.

2.	Per Article 6.1.B of the Agreement, Parties agree Contractor will conduct all the following updates for the future expansion:

a.
The first pole outside Hecker substation will be changed to a branch pole. This pole will allow the incoming lines from Hecker substation to split and run in two directions. One set of lines from the branch pole will cross the La Quinta road and will be routed North to a dead-end structure for future expansion. The other set of lines from the branch pole will cross the La Quinta road and will be routed South to serve CCL Stage 1 and future CCL Stage 2. Height of poles will be designed to meet clearance requirements of the overhead lines in accordance with NESC C-2.

b.	A manually operated disconnect switch will be provided to allow the future expansion dead -end pole to be de-energized when CCL Stage 1 overhead lines are in service.

c.	Separate set of 2 x OPGW (Optical Ground Wire) will be provided from the Hecker substation to the future expansion dead-end pole.

d.
Contractor’s installation scope will begin from the branch pole outside Hecker substation and will include the overhead lines routed to the future expansion dead end pole and CCL Stage 1 overhead-to-underground termination pole. Contractor will free-issue the overhead line conductor and OPGW for installation between the branch pole and the Hecker substation termination poles by Owner. Contractor will coil the OPGW fibers in splice boxes provided on the branch pole. Fusion splicing of fibers in the splice boxes at branch pole and the future expansion dead-end pole will be by the Owner.

e.	This scope is depicted in Exhibit B.

3.
Per Article 6.1.B of the Agreement, Parties agree Contractor will design and construct foundation and structural steel changes required on a portion of the 102R01(Utility Piperack) necessary for volume and loads of a new 30” transfer line. This scope is depicted in Exhibit C.

4.
Per Article 6.1.B of the Agreement, Parties agree Contractor will engineer, procure, and construct two (2) tie-ins for future LNG truck loading facilities. One of the tie-ins will be an 8” tie-in to the LNG line and the other will be an 8” tie-in to the BOG line. This scope is depicted in Exhibit D.

5.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit E.

6.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit F of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00016)		$543,457,362
The Contract Price prior to this Change Order was		$7,624,287,362
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,627,893,684

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00016)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00016)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was	$950,561,351
Net change by previously authorized Change Orders (0001-00016)	$(745,966,926)
The Aggregate Provisional Sum prior to this Change Order was	$204,594,425
The Aggregate Provisional Sum will be changed by this Change Order in the amount of	$—
The new Aggregate Provisional Sum including this Change Order will be	$204,594,425

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit C of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ WK Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Walker Kimball
Owner	Contractor
Ed Lehotsky	Walker Kimball
Name	Name
Sr. VP LNG E&C	Senior Project Manager, SVP
Title	Title
June 8, 2016	May 24, 2016
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM

FERC Conditions 40, 63, 64, 80

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00018 DATE OF CHANGE ORDER: May 4, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, Parties agree Contractor will comply with the conditions of FERC Order 40 which states the “final design shall provide an air gap or vent installed downstream of the process seals or isolations installed at the interface between a flammable fluid system and an electrical conduit or wiring system. Each air gap shall vent to a safe location and be equipped with a leak detection device that shall continuously monitor for the presence of flammable fluid; shall alarm the hazardous condition; and shall shutdown the appropriate systems.” To comply, Contractor will revise the design as follows:

a.	Provide interlock showdown capability on identified pumps;

b.	Mitigate nuisance alarms and trips by:

i.	Prescribing alarm set-point to be fluid service specific

ii.	Alarm to occur at (-5 degrees F) and trip alarm at (-58 degrees F)

iii.	Add an interlock to shutdown each pump at Time elapsed 10 seconds after receiving trip set point.

2.
Per Article 6.1.B of the Agreement, Parties agree Contractor will comply with the conditions of FERC Order 63 which states “final design shall specify the ethylene storage vessels be equipped with redundant full capacity relief valves.” To comply, Contractor will install redundant full capacity relief valves on ethylene storage vessels 00V-2001A, 00V-2001B, and 00V-2001C. The redundant valve shall be set at the design pressure of the equipment. All relief valves shall have their isolation valves car sealed open and upstream isolation valves on spare(s) car seal closed.

3.
Per Article 6.1.B of the Agreement, Parties agree Contractor will comply with the conditions of FERC Order 64 which states “final design shall specify that propane storage vessels be equipped with redundant full capacity relief valves.” To comply, Contractor will install redundant full capacity relief valves on propane storage vessels 00V-2002A and 00V-2002B. The redundant valve shall be set at the design pressure of the equipment. All relief valves shall have their isolation valves car sealed open and upstream isolation valves on spare(s) car seal closed.

4.
Per Article 6.1.B of the Agreement, Parties agree Contractor will comply with the conditions of FERC Order 80 which states “final design shall include clean agent systems in the electrical switchgear and instrumentation buildings.” To comply, Contractor will add 17 clean agent systems in all occupied or unoccupied electrical switchgear and instrumentation buildings. Clean agent systems will be based on FM-200 or equivalent.

5.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit A.

6.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00017)		$547,063,684
The Contract Price prior to this Change Order was		$7,627,893,684
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,634,601,089

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00017)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00017)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was	$950,561,351
Net change by previously authorized Change Orders (0001-00017)	$(745,966,926)
The Aggregate Provisional Sum prior to this Change Order was	$204,594,425
The Aggregate Provisional Sum will be changed by this Change Order in the amount of	$—
The new Aggregate Provisional Sum including this Change Order will be	$204,594,425

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit B of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ WK Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Walker Kimball
Owner	Contractor
Ed Lehotsky	Walker Kimball
Name	Name
Sr. VP LNG E&C	Senior Project Manager, SVP
Title	Title
May 17, 2016	May 4, 2016
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM

Trelleborg Marine Equipment, BOG Compressor Tie-In, Multiplexer Credit, Additional FERC Hours

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00019 DATE OF CHANGE ORDER: May 4, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, Parties agree Contractor will ensure the Quick Release Hook (QRH) assemblies and spare fasteners will be stainless steel. The chains for the breasting dolphin fenders will remain hot dip galvanized with a 6mm corrosion allowance.

2.
Per Article 6.1.B of the Agreement, Parties agree Contractor will install an additional 20-inch line and an additional 2-inch line for the future BOG and thermal relief tie-ins for the BOG compressor. These additions require increased support associated with pipe racks 102R01 (Utility Piperack) and 102R02 (Storage Tank Piperack) as shown in Exhibit A.

3.
Per Article 6.1.B of the Agreement, Parties agree Contractor will remove the two (2) additional multiplexer (MUX) interfaces that interconnected the Owner and AEP 138kV switchgear to drive the fiber optic lines. This scope was added in Change Order CO-00007, executed August 11, 2015. Owner will be credited for this scope removal.

4.	Per Article 6.1.B of the Agreement, Parties agree Contractor will add 3,500 additional hours for FERC support in accordance with Attachment A, Section 9.2 of the Agreement.

5.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit B.

6.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit C of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00018)		$553,771,089
The Contract Price prior to this Change Order was		$7,634,601,089
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,635,880,974

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00018)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00018)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was	$950,561,351
Net change by previously authorized Change Orders (0001-00016)	$(745,966,926)
The Aggregate Provisional Sum prior to this Change Order was	$204,594,425
The Aggregate Provisional Sum will be changed by this Change Order in the amount of	$—
The new Aggregate Provisional Sum including this Change Order will be	$204,594,425

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit C of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ WK Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Walker Kimball
Owner	Contractor
Ed Lehotsky	Walker Kimball
Name	Name
Sr. VP LNG E&C	Senior Project Manager, SVP
Title	Title
June 8, 2016	May 4, 2016
Date of Signing	Date of Signing

*** indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission. A complete copy of this agreement has been filed separately with the Securities and Exchange Commission.
CHANGE ORDER FORM

Impact Due to Overhead Power Transmission Lines on La Quinta Road and Flare System Modification Evaluation

PROJECT NAME: Corpus Christi Stage 1 Liquefaction Facility OWNER: Corpus Christi Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: December 6, 2013	CHANGE ORDER NUMBER: CO-00020 DATE OF CHANGE ORDER: May 31, 2016

The Agreement between the Parties listed above is changed as follows: (attach additional documentation if necessary)

1.
Per Article 6.1.B of the Agreement, Parties agree Contractor will be compensated for the costs associated with required mobilization of a larger crane than planned to complete box culvert installation impeded by overhead transmission lines obstructing the path of construction.

2.
Per Article 6.1.B of the Agreement, Parties agree Contractor will conduct a study to identify a short-term solution (based on nitrogen injection) and a long-term solution (based on either high or low pressure air injection) to mitigate smoke production in the flares. The study will form the basis of estimate for the implementation of short-term and long-term flare modifications.

3.	The cost breakdowns for the scopes of work noted above in this Change Order are detailed in Exhibit A.

4.	Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the Milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price

The original Contract Price was		$7,080,830,000
Net change by previously authorized Change Orders (0001-00019)		$555,050,974
The Contract Price prior to this Change Order was		$7,635,880,974
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Contract Price including this Change Order will be		$7,636,461,457

Adjustment to Aggregate Equipment Price

The original Aggregate Equipment Price was	$	***
Net change by previously authorized Change Orders (0001-00019)	$	***
The Aggregate Equipment Price prior to this Change Order was	$	***
The Aggregate Equipment Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Equipment Price including this Change Order will be	$	***

Adjustment to Aggregate Labor and Skills Price

The original Aggregate Labor and Skills Price was	$	***
Net change by previously authorized Change Orders (0001-00019)	$	***
The Aggregate Labor and Skills Price prior to this Change Order was	$	***
The Aggregate Labor and Skills Price will be changed by this Change Order in the amount of	$	***
The new Aggregate Labor and Skills Price including this Change Order will be	$	***

Adjustment to Aggregate Provisional Sum

The original Aggregate Provisional Sum was	$950,561,351
Net change by previously authorized Change Orders (0001-00019)	$(745,966,926)
The Aggregate Provisional Sum prior to this Change Order was	$204,594,425
The Aggregate Provisional Sum will be changed by this Change Order in the amount of	$—
The new Aggregate Provisional Sum including this Change Order will be	$204,594,425

Adjustment to dates in Project Schedule
The following dates are modified (list all dates modified; insert N/A if no dates modified): No impact to Project Schedule.

Adjustment to other Changed Criteria (insert N/A if no changes or impact; attach additional documentation if necessary)

Adjustment to Payment Schedule: Yes. See Exhibit B of this Change Order.

Adjustment to Minimum Acceptance Criteria: N/A

Adjustment to Performance Guarantees: N/A

Adjustment to Design Basis: N/A

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials:
/s/ WK Contractor /s/ EL Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ Ed Lehotsky	/s/ Walker Kimball
Owner	Contractor
Ed Lehotsky	Walker Kimball
Name	Name
Sr. VP LNG E&C	Senior Project Manager, SVP
Title	Title
June 15, 2016	May 31, 2016
Date of Signing	Date of Signing